                                                          EXHIBIT 10.19

          AGREEMENT BETWEEN INTEL CORPORATION AND STORM PRIMAX, INC.

                                                AGREEMENT #:
                                                EFFECTIVE DATE: 5/22/96

Parties:
Intel Corporation (and all world wide Intel divisions and subsidiaries, hereinafter "Intel")
2200 Mission College Blvd.
Santa Clara, CA 95052

Storm Primax, Inc. (hereinafter "Storm")
1861 Landings Drive
Mountain View, CA 94043

This AGREEMENT BETWEEN INTEL CORPORATION AND STORM PRIMAX, INC.("Agreement") sets forth the terms under which the parties agree to develop and deliver certain software and related documentation to each other in accordance with the provisions contained in the following Exhibits, which are included in and made a part of this Agreement:

             .  Exhibit "A"-General Terms and Conditions;
             .  Exhibit "B"-Statement of Work;
             .  Exhibit "C"-Intel Technical Information and Storm Information;

             .  Exhibit "D"-Warrant



AGREED:

INTEL CORPORATION                      STORM PRIMAX, INC.
[SIGNATURE APPEARS HERE]               [SIGNATURE APPEARS HERE]
- ------------------------               ------------------------
Signature                              Signature
[SIGNATURE APPEARS HERE]               [SIGNATURE APPEARS HERE]
- ------------------------               ------------------------
Printed Name                           Printed Name
[SIGNATURE APPEARS HERE]               [SIGNATURE APPEARS HERE]
- ------------------------               ------------------------
Title                                  Title
    5/22/96                                5/22/96
- ------------------------               ------------------------
Date                                   Date


                     [*] CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT "A"

                         GENERAL TERMS AND CONDITIONS

1.    DEFINITIONS
      -----------

1.1   General Definitions.
      -------------------

      (a) "Intel Intellectual Property" means Intel's parents, copyrights and trade secrets represented or disclosed in the Intel Technical Information or in PhotoPhone, and necessary for the manufacture, distribution and use of the Product.

      (b) "Intel Technical Information" means the technical information and associated documentation specified in Exhibit "C", including PhotoPhone.

      (c) "Milestones" means the requirements for the completion of each Phase, as specified in Exhibit "B".

      (d) "PC OEM(s)" means a company engaged in integrating Intel microprocessors and/or Intel motherboards and/or Intel systems based on such microprocessors for ultimate sale to end users in the form of a personal computer or part thereof.

      (e) "Phase" means any of the various segments or portions into which the development and delivery of the Product is divided, as described in Exhibit "B".

      (f) "Product" means EasyPhoto, EasyPhoto Phone, EasyPhoto Phone Lite and EasyPhoto Phone Trial software and collateral documentation to be developed pursuant to this Agreement and accepted by Intel as set forth in Exhibit "B", including all updates, enhancements, bug fixes, revisions, upgrades or new versions of the Product (but excludes customer-specific versions of the Product and new products, as designated by Storm).

      (g) "Storm Intellectual Property" means Storm's patents, copyrights and trade secrets represented or disclosed in the Storm Technical Information or in EasyPhoto and necessary for the manufacture, distribution and use of the Product.

      (h) "Storm Technical Information" means the technical information and associated documentation specified in Exhibit "C", including EasyPhoto.

      (i) "EasyPhoto" means Storm's existing photo software application described in Exhibit "B" and all updates, enhancements and bug fixes, excluding updates, enhancements and bug fixes that include or are derived from PhotoPhone or Intel Intellectual Property or Intel Technical Information and excluding customer-specific versions of EasyPhoto and new products, as designated by Storm.

      (j) "PhotoPhone" means Intel's existing photo sharing software application described in Exhibit "B" and all updates, enhancements and bug fixes excluding updates, enhancements and bug fixes that include or are derived from EasyPhoto, EasyPhoto Phone Lite, EasyPhoto Phone Trial, Storm Intellectual Property or Storm Technical Information.

      (k) "EasyPhoto Phone" means that portion of the Product to be developed under this Agreement as described in Exhibit "B", excluding EasyPhoto Phone Lite and EasyPhoto Phone Trial.

      (l) "EasyPhoto Phone Lite" and "EasyPhoto Phone Trial" means that portion of the Product to be developed under this Agreement as described in Exhibit "B", that consists of limited versions of EasyPhoto Phone which the parties presently intend to post on the internet or otherwise distribute royalty-free .

      (m) [*] means products designed specifically to function or be compatible with [*] which are [*] (whether designed and manufactured by [*] or others) that are [*] with the [*] as defined by [*] of the [*] families, and all derivatives and future members and generations thereof.


2.    OWNERSHIP
      ---------

2.1   Ownership of the Product.
      ------------------------

      Storm will own the Product developed by Storm under this Agreement, subject to Intel's ownership rights in any Intel Intellectual Property represented or used in the Product.


2.2   Ownership of Technical Information.
      ----------------------------------

      Storm retains ownership of Storm Technical Information and Storm Intellectual Property. Intel retains ownership of Intel Technical Information and Intel Intellectual Property.

2.3   Ownership of Derivative Works.
      -----------------------------

      Storm will own derivative works solely created by Storm or Storm's agents and independent contractors under this Agreement, excluding Intel Intellectual Property and PhotoPhone. Intel or Intel's agents and independent contractors will own derivative works solely created by Intel under this Agreement, excluding Storm Intellectual Property and EasyPhoto. [*]


2.4   Use of Technical Information.
      ----------------------------

      (a) Except as provided in this Agreement. Storm may not sublicense others to use the Intel Technical Information or Intel Intellectual Property for any purpose without Intel's prior written consent.

      (b) Except as provided in this Agreement, Intel may not sublicense others to use Storm Technical Information or Storm Intellectual Property for any purpose without Storm's prior written consent.

                     [*] confidential treatment requested

3.   LICENSES
     --------

3.1  Licenses to Storm
     -----------------

     (a) Intel grants to Storm a [*] license, without the right to sublicense, under Intel Intellectual Property to use, copy, have copied and create derivative works, including translations, of PhotoPhone software in source form for incorporation into [*] versions of the Storm products. Pursuant to this Section 3.1(a), Storm may disclose PhotoPhone software in source form to third parties performing services for Storm that have agreed in writing to i) restrict their use of such software to performing services for Storm, and ii) not disclose such software to any third party.

     (b) Intel grants to Storm a [*] license, with the right to sublicense, under Intel Intellectual Property to use, copy, have copied, demo, sell, offer to sell, license, distribute or otherwise dispose of [*] versions of the Product in binary form only.

     (c) Subject to the other provisions of Sections 3.1(a) and (b) above and the other terms and conditions of this Agreement, the [*] restrictions contained in the license grants in such Sections shall terminate [*] after the Effective Date.

     (d) Intel's license grants to Storm as set forth in this Section 3.1 do not include any rights to any third party software specified in Exhibit "B" embedded in PhotoPhone. Storm is solely responsible for acquiring any necessary licenses to such third party software directly from the respective owners of such software.

     3.2  Licenses to Intel
          -----------------

     (a) Storm grants to Intel a [*] license under Storm Intellectual Property to use, copy, have copied, demo, sell, offer to sell, license, distribute or otherwise dispose of [*] versions of the Product provided by Storm hereunder, in binary form only to Intel's PC OEM customers for redistribution with other Intel hardware or software products.

     (b) The term of the license grant set forth in Section 3.2(a) above for the EasyPhoto portion of the Product shall be for [*] from the Effective Date. Thereafter, the term of such license grant shall be automatically extended for successive [*] unless and until either party provides written notice of termination to the other no later than ninety (90) days prior to the expiration of any such [*] extension.

     (c) The initial term of the license grant set forth in Section 3.2(a) above for the EasyPhoto Phone, EasyPhoto Phone Lite and EasyPhoto Phone Trial portion of the Product shall be for [*] from the Effective Date. Thereafter the term of such license grant shall be automatically extended for successive [*] terms

                     [*] Confidential Treatment Requested
             unless and until either party provides written notice of termination to the other no later than ninety (90) days prior to the expiration of any such [*] extension.

        (d) Subject to the terms and conditions of this Agreement, Storm grants to Intel a [*] license (without the right to sublicense) to manufacture, have manufactured, use, lease, offer to sell, sell, import, export, or otherwise distribute any current or future Intel product incorporating any Storm patents or trade secrets to the extent such patents or trade secrets incorporate, or constitute a derivative work of, in whole or in part, any Intel Intellectual Property provided to Storm pursuant to this Agreement.

        (e) During the term of this Agreement, Intel will [*]. Intel, in its sole discretion, will determine how, and to which customers products will be presented. Intel and Storm will agree upon a mechanism whereby Intel or certain Intel EasyPhoto or EasyPhoto Phone sublicensees, at sole discretion of sublicensee, will provide [*].

3.3     No Other Licenses Granted
        -------------------------

        No license or other right is granted by implication, estoppel or otherwise to either party except the licenses and rights expressly granted in this Section 3.

4.      PRODUCT MARKING AND USE OF EACH PARTY'S NAME AND TRADEMARKS
        -----------------------------------------------------------

        Both parties will place on or incorporate in each copy or partial copy of PhotoPhone and the Product and any related literature a conspicuous notice of each party's copyrights incorporated in same, as reasonably requested by the copyright owner. Except for this required notice of any such copyrights, neither party may use the others name or any trademark or servicemark of the other in connection with PhotoPhone or the Product or to market same without first obtaining the written permission of the other party.

5.      CONSIDERATION
        -------------

        On the date hereof, [*].

6.      MAINTENANCE
        -----------

        The parties will share responsibilities to maintain and support the Product, as described in Exhibit "B".

7.      WARRANTIES AND REPRESENTATIONS
        ------------------------------

7.1 Both parties warrant that they have the right to grant the licenses granted by each of them to the other, respectively, set forth in Section 3.

               [*] confidential treatment requested.

7.2 THE INTEL DELIVERABLES, STORM DELIVERABLES, INTEL TECHNICAL INFORMATION, STORM TECHNICAL INFORMATION, PHOTOPHONE AND THE PRODUCT ARE PROVIDED BY EACH PARTY TO THE OTHER (AS THE CASE MAY BE) [*]. BOTH PARTIES SPECIFICALLY DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTY AGAINST INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY WITH RESPECT TO ALL SUCH INFORMATION, DATA AND MATERIALS, INCLUDING ANY DERIVATIVES, UPDATES AND ENHANCEMENTS THERETO. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY THAT THE INTEL DELIVERABLES, STORM DELIVERABLES, INTEL TECHNICAL INFORMATION, STORM TECHNICAL INFORMATION, PHOTOPHONE, AND/OR EASYPHOTO WILL BE ADEQUATE TO DEVELOP THE PRODUCT.

8.      TERM, TERMINATION, AND REMEDIES:
        -------------------------------

        (a) The initial term of this Agreement shall be for [*] from the Effective Date. Thereafter, the term of this Agreement shall be automatically extended for successive [*] terms unless and until either party provides written notice of termination to the other no later than ninety (90) days prior to the expiration of any such [*] extension.

        (b)     Either party may terminate this Agreement if the other party:

                (1) breaches any material provision of this Agreement and fails to cure the same within thirty (30) days after receipt of written notice from the other party;

                (2)     files or has filed against it a petition of bankruptcy;

                (3) has a receiver appointed to handle its assets or affairs;

                (4) makes or attempts to make an assignment for the benefit of creditors.

        (c) The following provisions of this Exhibit "A" will survive the expiration or termination of this Agreement: Sections (including any sub-sections) 2, 3, 4, 5, 6, 7, 8, 9(b), 10, and 11.

9.      CONFIDENTIALLY AND NON-DISCLOSURE
        ---------------------------------

        (a) It may become necessary during the course of this Agreement for one party to disclose to the other information which the disclosing party considers confidential ("Confidential Information"). Disclosure of such Confidential Information shall be governed by the terms of the Corporate Non-disclosure Agreement or Restricted Use Non-disclosure Agreement(s) to be executed separately by the parties.

        (b) Neither party may disclose the contents of this Agreement without the prior written consent of the other party. Either party may announce the signing of this Agreement [*] after obtaining the other party's approval of the content of the announcement. Such approval will not be unreasonably withheld or delayed.

                     [*] Confidential Treatment Requested

10.     LIMITATION OF LIABILITY
        -----------------------

        IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF PROFITS, DATA, OR USE OR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES, HOWEVER CAUSED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

11.     GENERAL PROVISIONS
        ------------------

11.1    Relationship of Parties:
        -----------------------

        Nothing in this Agreement will be construed to make the parties partners or joint ventures or to make either party liable for the obligations, acts, omissions, or activities of the other.

11.2    Change Procedures; Other Amendments.
        -----------------------------------

        Any change, modification or waiver to this Agreement must be in writing and signed by an authorized representative of each party.

11.3    Notices and Requests.
        --------------------

        All notices and requests required or made under this Agreement must be in writing and will be deemed given if personally delivered or if mailed postage prepaid, certified or registered mail to the addresses listed on the signature page to this Agreement or to such other address as may be noticed. All notices to Intel shall be marked to the attention of the General Counsel with a copy to OPSD Software Business Manager mailstop HF3-27.

11.4    Assignments.
        -----------

        Neither party may assign all or any portion of this Agreement to any third party without the other's prior written consent. Not withstanding the foregoing, either Party may assign this Agreement without the other Party's prior written consent if such assignment is in connection with a merger, consolidation, reorganization, sale of all or substantially all of the assets of such Party or reincorporation.

11.5    Merger and Waiver.
        -----------------

        This Agreement is intended to be the entire agreement between the parties with respect to matters contained herein, and supersedes all prior or contemporaneous agreements and negotiations with respect to those matters. No waivers of any breach of default shall constitute a waiver of any subsequent breach or default.

11.6    Export.
        ------

        Neither party will export/re-export any information, data or materials received from the other directly or indirectly to any country for which the United States or foreign government or any agencies thereof requires an export license or other government approval without first obtaining such license or approval.

11.7    No Rule of Strict Construction.
        ------------------------------

        Regardless of which party may have drafted any portion of this Agreement, no rule of strict construction shall be applied against either party. If any provision of this Agreement is determined by a court to be unenforceable, such provision(s) will be deemed to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this Agreement, and the remainder of the Agreement will continue in effect.

11.8    Choice of Law.
        -------------

        Any claim arising under or relating to this Agreement shall be governed by the internal substantive laws of the State of California or federal courts located in California without regard to principles of conflict of laws.

11.9    [*]


[*] confidential treatment requested

                                  EXHIBIT "B"

                               STATEMENT OF WORK


Definitions

EasyPhoto: Storm's software environment for capturing, organizing, displaying, printing, and editing photos and high quality images, with features and capabilities [*].

PhotoPhone: Intel's software for exchanging photos and high-quality images [*] as described in more detail below in this Statement of Work. It is partly based on the following [*], and does not include rights to these [*]:

 . [*]
 . [*]
 . [*]
 . [*]

EasyPhoto Phone: EasyPhoto and PhotoPhone [*] as described in more detail below in this Statement of Work.

EasyPhoto [*]: A full functioning, but [*] only version of EasyPhoto Phone.

EasyPhoto Phone [*]: A full functioning, [*] version of EasyPhoto Phone, with a [*].


PhotoPhone Functional Specification

The PhotoPhone component shares pictures between PCs over a [*] line using modems. It is a [*] application that uses [*] and [*] for [*]. It is a component that is intended to be used in conjunction with other components such as [*]. See the User Interface Specification for the specific look-and-feel of the component.


Connecting
A user can initiate a connection via an explicit Connect operation, or by initiating a Send or Chat operation. PhotoPhone will dial a number for a direct connection [*] or convert an existing voice call to [*]. The connection operation presents call progress and allows the calling user to abort the operation. PhotoPhone must be launched on the answering PC in order to connect. The users can disconnect at any time; if the modem is [*], it returns to voice mode. For [*], the users can use the telephone handset or any [*] to make the voice call [*].

                     [*] confidential treatment requested

Communicating
PhotoPhone includes an optional [*] in which the users can [*]. On a [*] the users can [*].

Transferring
When PhotoPhone transfers a picture, both the sender and receiver see the picture displayed progressively; the picture should be "legible" after a few seconds. Either user can cancel the transfer. Only one picture can be sent at a time. PhotoPhone detects and handles both users attempting to send or cancel at the same time. The transfer is done in the background. The transferred picture (on either sending or receiving side) can be shown at full size in a separate window, saved (various formats), copied to the clipboard, sent, or dragged to a drop target (particularly EasyPhoto). Each user can choose to show the transferred picture as shrunk to fit in the window, or a normal size with scroll bars. Each user can resize the PhotoPhone window.

Previewing

PhotoPhone allows the users to browse/preview pictures on disk (various formats), on PhotoCD, and on video (live or stored, YUV9)/2/. The preview can show pictures as small or medium thumbnails. A previewed picture can be shown at full size in a separate window, saved (various formats), copied to the clipboard, sent or dragged to a drop target (particularly EasyPhoto). Drag sources (particularly EasyPhoto) can be used to preview pictures that, when dragged to PhotoPhone, are [*]. Finally, the users can [*] the picture that is currently on the clipboard.

Interoperability

PhotoPhone interoperates with other applications using [*] standards: [*].

Documentation

PhotoPhone documentation includes online help: [*].

[*]
The [*] version of [*] is meant to be [*].

The [*] version includes all of the above features except that:
It includes [*].
It [*] photos from any source or [*].
- -------------------------------------
/2/ EasyPhoto provides input from scanning devices.

                                            [*] confidential treatment requested

The [*] version will aid the consumer in [*] and [*] the [*] version [*]. For instance, the connection dialog can refer to the [*] version, and the [*] can provide instructions for distribution.

The [*] version will [*] the consumer toward [*]. For instance, the [*] box can refer to the [*] version and [*].

The method of ([*] etc.) is not yet determined; one suggestion is to [*]; another is to [*]. This version should be [*] in size.

The [*] version will be simple to [*] (and under [*]), and [*] for instance, it should be a [*] file to simplify [*], and [*] to simplify [*]. The [*] version should be [*] to [*] and [*] (pirate); for example, [*] the [*] executable file [*] a [*] installation [*].


This is included in Phase 1.

[*]
This version is an extension of PhotoPhone as described above, using [*]. It can be [*] in the same [*][*] as PhotoPhone.

When a connection is inititated, PhotoPhone can connect to an [*]/3/.

For [*], the [*] feature can also be used on [*] application can be used [*] with [*]. Again, PhotoPhone does not [*] the [*] of the [*][*] may include a simple way to launch a [*], in the same vein as [*].

This is not included in [*] and may be included in [*].

[*]
This version is [*] PhotoPhone with [*].

This may be included in [*].


                                        [*]Confidential treatment requested
- -----------------------
/3/ [*]

EasyPhoto Integration

[*]
This phase is the [*].

[*]
This phase is the [*].

[*] Deliverables and Milestones
[*]

The development schedule below encompasses the following activities:
 .  Product definition
 .  Product development
 .  Beta test
 .  Final Beta test
 .  Final Product delivery
 .  Final Product support

At the time of Beta test [*].

At the time of Final Beta [*].

At the time of Final Product, [*].

- ----------------------------------------------------------------------------------------------
                        What                                            Who             When
- ----------------------------------------------------------------------------------------------
Publish Product requirements                                           [*]              [*]
- ----------------------------------------------------------------------------------------------
Approve Product requirements                                           [*]              [*]
- ----------------------------------------------------------------------------------------------
Delivery UI specification for Product                                  [*]              [*]
- ----------------------------------------------------------------------------------------------
Approve UI specification for Product                                   [*]              [*]
- ----------------------------------------------------------------------------------------------
Approve Statement of Work                                              [*]              [*]
- ----------------------------------------------------------------------------------------------
Deliver draft branding (Product name, icon, splash screen,
startup photo/AVI) for Product                                         [*]              [*]
- ----------------------------------------------------------------------------------------------
Deliver draft binary for appearance evaluation and installation        [*]              [*]
- ----------------------------------------------------------------------------------------------
                                        [*] Confidential treatment requested

- ---------------------------------------------------------------------
  development for Photo Phone
- ---------------------------------------------------------------------
  Deliver draft help text for PhotoPhone             [*]       [*]
- ---------------------------------------------------------------------
  Approve help text for PhotoPhone                   [*]       [*]
- ---------------------------------------------------------------------
  Deliver Beta of PhotoPhone                         [*]       [*]
- ---------------------------------------------------------------------
  Deliver Beta installation for Product              [*]       [*]
- ---------------------------------------------------------------------
  Deliver final branding for Product                 [*]       [*]
- ---------------------------------------------------------------------
  Deliver Beta Update for PhotoPhone                 [*]       [*]
- ---------------------------------------------------------------------
  Deliver Beta Update installation for Product       [*]       [*]
- ---------------------------------------------------------------------
  Deliver final PhotoPhone                           [*]       [*]
- ---------------------------------------------------------------------
  Deliver final, customer ready version of Product   [*]       [*]
- ---------------------------------------------------------------------
  Post EasyPhoto Lite and EasyPhoto reader demo      [*]       [*]
  version of Product on Web
- ---------------------------------------------------------------------

[*]Roles and Responsibilities

[*]
 .  Deliver [*] binaries
 .  Conduct testing (see below)
 .  Second-level support [*] to [*]
 .  [*] bug fix updates
 . [*] will support its customers with first line of support. In cases where [*] customers desire to work directly with [*], [*] and [*] shall discuss in good faith the best way to support such customers.

[*]
 .  Product identity/branding
 .  Deliver product binaries, including installation.
 .  Product/Channel PR
 .  Product collateral/documentation.
 .  [*]
 .  Internationalization, when requested by customers. Intel and Storm to agree upon schedules.
 . [*] will support its customers with first line of support. In cases where [*] customers desire to work directly with [*], [*] and [*] shall discuss in good faith the best way to support such customers.
 .  [*] will provide support to all end-users.
 .  [*] is responsible for providing bug fixes and updates to Intel.


Testing
[*] will do the following testing:
 .  Unit testing

                     [*] Confidential Treatment Requested

 .  Functional Testing

 .  Stress testing

 .  [*] compatibility testing (including [*])

 .  [*] interoperability testing

 .  Commercial [*] interoperability testing


[*] will do the following testing:

 .  Acceptability testing

 .  Installation testing

For the end user testing conducted by [*] [*] will provide a small number (no more than ten of EasyPhoto Readers to give the end users a source of photos on their PC. [*] will also provide a small number (no more than 10) of end users to evaluate the software.

Acceptance
Within 30 days of final software delivery from either Storm or Intel, the receiving company will provide the sending company with a written notice of acceptance. If the final software is not acceptable, the receiving company will provide the sending company with a list of problems to be corrected and the two companies will agree to a plan for correction of the problems.

Updates, Enhancements, Bug Fixes, Revisions, Upgrades and/or New Versions
[*] will provide [*] with updates, enhancements, bug fixes, revisions, upgrades and/or new versions of the Products during the term of this Agreement at dates no later than it provides same to any other third party.

[*] Overview
The main items are the fundamental areas which Intel and Storm agree to jointly pursue. The bulleted items indicate a preliminary list of possibilities of what [*] could include, and this will be concretely nailed down after completing [*]. By [*] a draft specification will be published and approved by both parties.
A detailed timetable, similar to the above [*] table, will follow, with [*] delivery to consumers in [*]. The timetable may include earlier delivery of some features earlier.

In this phase and beyond [*] will assume full support for EasyPhoto Phone, including first-level customer support (OEM and end user) and second-level technical support [*] will transition the second-level support to [*] during [*].

Integrate PhotoPhone and EasyPhoto:
 .  Integrate [*] methods: [*]
 .  Add [*] to PhotoPhone
 .  Add PhotoPhone [*] to [*] engine and EasyPhoto [*]

Optimize PhotoPhone and EasyPhoto for [*]
 .  [*] scanned photos [*]
 .  Photo [*]

                     [*] Confidential treatment requested

 .  [*]
 .  [*] Read/Write [*] files (using [*])
 .  [*] photos [*]

[*] PhotoPhone:
 .  Add [*] support
 .  Add [*] support
 .  Move to [*]

[*] PhotoPhone elements from [*] to [*]
 .  Source transfer
 .  Engineering documentation
 .  Test suites
 .  Transition support


                                [*] Confidential treatment requested

                                  EXHIBIT "C"

                          INTEL TECHNICAL INFORMATION
                                      AND
                          STORM TECHNICAL INFORMATION

Description of Intel Technical Information or Documentation
- -----------------------------------------------------------

A.  Intel Technical Information:
    ---------------------------

    .  PhotoPhone binaries [*] described in Exhibit "B"
    .  PhotoPhone and [*]
    .  PhotoPhone sources and technical notes [*]
    .  [*] libraries needed to create [*]

B.  Other Information or Documentation:
    ----------------------------------

    .  PhotoPhone [*] file
    .  [*] document

Description of Storm Technical Information or Documentation
- -----------------------------------------------------------

A.  Storm Technical Information:
    ---------------------------

    .  EasyPhoto binaries [*] described in Exhibit "B"
    .  Installation binary that [*]
    .  EasyPhoto and EasyPhoto Phone [*]

B.  Other Information or Documentation:
    ----------------------------------

    . End-user [*] document including EasyPhoto Phone description . [*] including all usual EasyPhoto product contents

                     [*] Confidential Treatment Requested

                                   EXHIBIT D


                                    WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY AND THE SHARES OF CAPITAL STOCK ISSUABLE HEREUNDER HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED
FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR
(ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                          WARRANT  TO PURCHASE STOCK

                                      of

                              STORM PRIMAX, INC.


THIS CERTIFIES THAT, for value received, Intel Corporation, a Delaware corporation ("Intel"), or its permitted registered assigns ("Holder"), is entitled subject to the terms and conditions of this Warrant, at any time after May 16, 1996 (the "Effective Date"), and before 5:00 p.m. Pacific Time on May 16, 1999 (the "Expiration Date"), to purchase from Storm Primax, Inc., a California corporation (the "Company"), one hundred twelve thousand (112,000) shares of fully paid and nonassessable shares of Warrant Stock (as defined in Section 1. 2), at the Exercise Price (as defined in Section 1.3). Both the number of shares of Warrant Stock purchasable under this Warrant and the Exercise Price are subject to adjustment as provided herein.

1.   CERTAIN DEFINITIONS. As used in this Warrant.

     1.1. The term "Warrant" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

     1.2. The term "Warrant Stock" shall mean the Common Stock of the Company or, if converted, as provided herein at Section 12, shall mean the Series "F" Preferred Stock, issuable or receivable upon exercise of the Warrant.

     1.3. The term "Exercise Price" shall mean the price at which this Warrant may be exercised and shall be $3.10 per share of Warrant Stock, as adjusted from time to time pursuant to Section 4 hereof. If converted, as provided herein at
Section 12, the Exercise Price shall be that per share price designated in the Series "F" Preferred Stock Purchase Agreement.

       1.4. The term "Registered "Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

       1.5. The term "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

       1.6. The term "Fair Market Value" of a share of Warrant Stock shall mean:

            (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation;

            (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

            (c) if there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Board of Directors of the Company.

2. Exercise of Warrant

       2.1. Payment

            Subject to compliance with the terms and conditions of this Warrant and applicable securities laws this Warrant may be exercised, in whole or in part at any time on or before the Expiration Date, by surrendering this Warrant at the principal office of the Company together with:

            (a) the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise") duly executed by the Holder together with representations and warranties reasonably acceptable to the Company that Holder is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D and the Holder is purchasing the Warrant Stock for investment purposes only and not with a view to the resale or distribution thereof, and

            (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of any undisputed indebtedness of the Company due and owing to the Holder or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Exercise Price (the "Exercise Amount"), except that if Holder is subject to HSR Act Restrictions (as defined below), the Exercise Amount shall be paid to Company within five (5) business days of the termination of all HSR Act Restrictions.

     2.2  Net Issue Exercise
          ------------------

          In lieu of the payment methods set forth in Section 2.1(b), above, the Holder may elect to exchange all or some of the Warrant for shares of Warrant Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this
Section 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of Warrant Stock computed using the following formula:

          X= Y (A-B)
             -------
                A

          Where X = the number of shares of Warrant Stock to be issued to Holder.

          Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

          A = the Fair Market Value of one of the Company's shares of Warrant Stock as of the date of exercise.

          B = Exercise Price.

          All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2. Upon receipt of a written notice of Company's intention to raise capital by selling shares of Common Stock in an IPO (the "IPO Notice"), which notice shall be delivered to Holder at least forty-five (45) but not more than ninety (90) days before the anticipated date of the filing with the Securities and Exchange Commission of the registration statement associated with the IPO, the Holder shall use its reasonable efforts to determine whether or not the Holder will exercise this Warrant pursuant to this Section 2.2 prior to the completion of the IPO. Notwithstanding whether or not an IPO Notice has been delivered to Holder or any other provision of this Warrant to the contrary, if Holder decides to exercise this Warrant while a registration statement is on file with the Securities and Exchange Commission in connection with the IPO, this Warrant shall be deemed exercised on the closing of the IPO and the Fair Market Value of a share of Warrant Stock will be the price at which one share of the Company's common stock was sold to the public in the IPO multiplied by the number of shares of common stock into which each share of Warrant Stock is then convertible. If Holder has elected to exercise this Warrant pursuant to this Section 2.2 while a registration statement is on file with the Securities and Exchange Commission in connection with an IPO and the IPO is not completed, then Holder's exercise of this Warrant shall not be effective unless Holder confirms in writing Holder's intention to go forward with the exercise of this Warrant.

     2.3  HSR Act.
          --------

          Company hereby acknowledges that exercise of this Warrant by Holder may subject Company and/or Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration Date Holder has sent the Notice of Exercise to Company and Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR* Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date or the completion of the IPO.

     2.4  Partial Exercise; Effective Date of Exercise.
          --------------------------------------------

          In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

     2.5  Stock Certificates; Financial Shares.
          ------------------------------------

          As soon as practicable on or after date, the Company shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Warrant Stock as of the date of exercise of this Warrant as determined in good faith by the Company's Board of Directors. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

3.   VALID ISSUANCE: TAXES

     All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4.   ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.

     The number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

     4.1  Adjustments for Stock Splits, Stock Subdivisions or Combinations of
          -------------------------------------------------------------------
Shares.
- ------

     The Exercise Price of this Warrant shall be proportionally decreased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Warrant Stock. The Exercise Price of this Warrant shall be proportionally increased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Warrant Stock.

     4.2  Adjustment for Dividends or Distributions of Stock or Other
          -----------------------------------------------------------
Securities or Property.
- ----------------------
          In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such Holder had exercised this Warrant on the date hereof and had thereafter; during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

     4.3  Reclassification
          ----------------

          If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Warrant Stock which is the subject of Section 4.5.

     4.4. Adjustment for Capital Reorganization, Merger or Consolidation.
          --------------------------------------------------------------

          In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5. Conversion of Warrant Stock.
          ---------------------------

          In case all or any portion of the authorized and outstanding shares of Warrant Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Articles of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the shares of Common Stock of the Company that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of common stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

     4.6  Reservation of Securities and Assets
          ------------------------------------

          The Company shall reserve, for the life of the Warrant, such securities or such other assets of the Company the Holder is entitled to receive pursuant to this Section 4.

5.   CERTIFICATE AS TO ADJUSTMENTS.

     In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6.   LOSS OR MUTILATION.

     Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case if mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7.   RESERVATION OF WARRANT STOCK.

     The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Warrant Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's Officers who are charged with the duty executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

8.   TRANSFER AND EXCHANGE

     Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred in their entirety, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

     Notwithstanding the preceding paragraph, this Warrant may only be transferred in its entirety and to (i) a wholly owned subsidiary of Holder, or
(ii) to a third-party transferee with the Company's prior written consent, which consent shall not be unreasonably withheld. Without limiting the generality of the foregoing, it shall be deemed unreasonable for Holder to transfer this Warrant to an individual or entity that is not an "accredited investor" within the meaning of SEC Rule 501 of Regulation D or to an individual or entity that could cause the Company to lose its status as a Subchapter S corporation under the Internal Revenue Code of 1986. All subsequent transferees of Holder shall be bound by the provisions of this paragraph.

9.   RESTRICTIONS ON TRANSFER

     The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Stock unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

10.  COMPLIANCE WITH SECURITIES LAWS

     By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that it is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D and that this Warrant and any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding this Warrant and such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that this Warrant and the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the holder of the registration rights, if any, previously granted to the registered Holder) and the Warrant Shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least two years from the date of exercise of this Warrant, subject to any special treatment by the Securities and Exchange Commission for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT OR UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

11.  NO RIGHTS OR LIABILITIES AS SHAREHOLDER.

     This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by such Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12.  REGISTRATION RIGHTS AND CONVERSION TO PREFERRED STOCK.

     12.1 Registration Rights.
          --------------------

     The Holder upon exercise of this Warrant shall have and be entitled to exercise those registration rights as set forth in the Company's Fourth Amended and Restated Rights Agreement. By its receipt of this Warrant, Holder agrees to be bound by the relevant portions of the Fourth Amended and Restated Rights Agreement upon exercise of this Warrant as a party thereto. The Company shall do all things necessary so that the provisions of the Fourth Amended and Restated Rights Agreement pertaining to registration rights are hereby incorporated herein by reference and made a part hereof and shall be deemed to apply to the registration of the shares of Warrant Stock which the Holder may acquire upon exercise of this Warrant.

     12.2 Conversion to Preferred Stock.
          ------------------------------

     In case Company and Holder enter into an agreement for the issuance of a Series "F" Preferred Stock to the Holder within ninety (90) days of the Effective Date, the Holder shall have the right to convert this Warrant to a right to purchase from Company shares of Series "F" Preferred Stock subject to the registration rights and other preferences as provided for therein.

13.  NOTICES

     All notices and requests regarding this Agreement shall be in writing and shall be deemed given if personally delivered, if sent by facsimile (with receipt acknowledged) to the facsimile number of the other party set forth below or if mailed postage prepaid, to:

     Intel Corporation                  Storm Primax, Inc
     2200 Mission College Blvd.         1861 Landing Drive
     Santa Clara, CA 95052              Mountain View, CA 94043
     Attn: Treasurer                    Attn: Chief Financial Officer
     Fax Number (408) 765-6038          Fax Number (415) 691-9825

or such other address as the addressee shall have provided to the other party by written notice in accordance with this Section 13.

14.  HEADINGS.

     The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15.  LAW GOVERNING.

     This Warrant shall be construed and enforced in accordance with and governed by, the laws of the State of Delaware.

16.  NO IMPAIRMENT

     The Company will not, by amendment of Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any voluntary action, avoid or seek the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

17.  NOTICES OF RECORD DATE. In case:

     17.1 the Company shall take a record of the holders of its Warrant Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class any other securities or to receive any other right; or

     17.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

     17.3 of any voluntary dissolution, liquidation or winding-up of the Company or

     17.4 of any redemption or conversion of all outstanding Common Stock or Warrant Stock;

     then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorgainzation, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. To the extent reasonably possible, such notice shall be delivered at least thirty (30) days prior to the date therein specified.

18.  SEVERABILTY.

          If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19.  COUNTERPARTS.

     For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20.  NO INCONSISTENT AGREEMENTS.

     The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

21.  SATURDAYS, SUNDAYS AND HOLIDAYS.

     If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5.00 p.m. the next business day.

22.  CONFIDENTIALITY.

     This Warrant, including its existence, shall be confidential information and shall not be disclosed to any third party without written permission. In the event of a disclosure required by law, including the Securities and Exchange Commission, the disclosing party shall use all reasonable efforts to obtain confidential treatment of materials so disclosed.





AGREED:

INTEL CORPORATION (HOLDER)              STORM PRIMAX, INC. (COMPANY)

                                        /s/ Rick McConnell
- -------------------------------         ---------------------------------
Signature                               Signature

/s/ Noel Lazo                           Rick McConnell
- -------------------------------         ---------------------------------
Printed Name                            Printed Name

Assistant Treasurer                     Chief Financial Officer
- -------------------------------         ---------------------------------
Title                                   Title

5/16/96                                 5/16/96
- -------------------------------         ---------------------------------
Date                                    Date

[LETTER HEAD OF INTEL CORPORATION APPEARS HERE]

[INTEL LOGO]

Date: May 10, 1996



To Whom It May Concern,

I hereby designate Noel Lazo to act on my behalf during my absence from the office 5-13-96 through 5-16-96 as authorized by the Intel Corporation Board of Directors' Resolution dated April 28, 1995, and the corresponding Board of Directors' Resolution of Intel Corporation's direct and indirect subsidiaries.

Below is the true and authentic signature of Noel Lazo and, for internal accounting purposes, his initials.





               /s/Noel Lazo                               NL
           ------------------------------------      ------------
                  Noel Lazo                            Initials
          Assistant Treasurer, Cash Management



Sincerely,

  /s/Arvind Sodhani
Arvind Sodhani
Vice President and Treasurer
INTEL CORPORATION

                                   EXHIBIT 1

                              NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

"STORM PRIMAX, INC."

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, Warrant Stock, as provided for therein, and (check the applicable box):

[_] tenders herewith payment of the exercise price in full in the form of cash or a certified of official bank check in same-day funds in the amount of $__________ for____________ shares of Warrant Stock.

[_] Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant accordingly requests delivery of a net of ______________shares Warrant Stock.

Please issue a certificate or certificates for such shares of Warrant Stock in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:          ____________________________

Address:       ____________________________

Signature:     ____________________________

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.


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                                   EXHIBIT 2

                                  ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)

For value received, hereby sells, assigns and transfers unto _______________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:


Name(s) of Assignee(s)              Address               # of Warrants
- ----------------------              -------               -------------

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And if said number of Warrants shall not be all the Warrants represented by the
Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:                      19
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Signature:
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Notice: The signature of the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever, signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.

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